EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 15, 2021 (this “Amendment Agreement”), is by and among ORCC Financing IV LLC, as borrower (the “Borrower”), Société Générale, as administrative agent (in such capacity, the “Administrative Agent”), State Street Bank and Trust Company, as collateral agent, collateral administrator and collateral custodian (in such capacities, respectively, the “Collateral Agent”, “Collateral Administrator” and “Custodian”), Cortland Capital Market Services LLC, as document custodian (the “Document Custodian”), and the lenders party hereto (the “Lenders”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Administrative Agent, the Collateral Agent, the Collateral Administrator, the Custodian, the Document Custodian and the Lenders are parties to that certain Credit Agreement, dated as of August 2, 2019 (as amended or modified prior to the date hereof, the “Existing Credit Agreement”, and, as further amended or modified and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Existing Credit Agreement wish to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1Defined Terms.  Unless otherwise defined herein, capitalized terms used herein (including in the introductory paragraph and the recitals) have the meanings assigned to such terms in the Existing Credit Agreement.

ARTICLE II
AMENDMENTS

Section 2.1Amendments to Existing Credit Agreement.  The parties to the Existing Credit Agreement agree, effective as of the Effective Date, subject to the terms and conditions set forth herein and in reliance on the representations, warranties, covenants and agreements contained herein, that the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and underlined text) as set forth on the pages of the Credit Agreement attached as Appendix A hereto.

CONDITIONS PRECEDENT

Section 3.1Conditions Precedent to Effectiveness.  This Amendment Agreement shall become effective as of the date on which the following conditions have been satisfied (such date, the “Effective Date”):

(a)The Administrative Agent shall have received counterparts of this Amendment Agreement, duly executed and delivered, from all of the parties hereto.

(b)The Administrative Agent and the Lenders shall have received a legal opinion of counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request.

Section 3.2Notice of Effectiveness.  The Administrative Agent shall promptly notify the Borrower in writing upon the occurrence of the Effective Date.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

Section 4.1Amendment Agreement.  (a) The execution, delivery and performance by it of this Amendment Agreement are within its powers and have been duly authorized by all necessary corporate or limited liability company action, (b) it has received all necessary governmental, regulatory or other approvals for the execution and delivery of this Amendment Agreement, and the execution, delivery and performance by it of this Amendment Agreement do not and will not contravene or conflict with any provision of (i) any law or any governmental rule or regulation applicable to it, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (ii) any order, judgment or decree of any court or other agency of government binding on it or its properties, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect or (iii) any of its Constituent Documents, (c) the execution, delivery and performance by it of this Amendment Agreement does not conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its material contracts, and (d) the Amendment Agreement and the Credit Agreement, as amended by this Amendment Agreement, are legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

Section 4.2Absence of Default.  No Default or Event of Default exists or would result from this Amendment Agreement or the transactions contemplated hereby.

Section 4.3Representation and Warranties in Loan Documents Remain True and Correct. The representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

ARTICLE V
MISCELLANEOUS

Section 5.1Effect of Amendment Agreement to Credit Agreement.  Except as expressly set forth herein, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or amendment to, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan, all of which are ratified and affirmed in all respects and shall continue in full force and effect, except that, on and after the Effective Date, each reference to the Credit Agreement in the Loan Documents shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment Agreement.  Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances.  This Amendment Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the respective terms and provisions thereof.

Section 5.2Default or Events of Default.  Nothing contained in this Amendment Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges, or remedies that the Administrative Agent or the Lenders have or may have under the Credit Agreement or any other Loan Document on account of any Default or Event of Default.

Section 5.3No Novation.  Neither this Amendment Agreement nor the amendment of the terms of the Credit Agreement by the terms of this Amendment Agreements shall extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Documents.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to the extent (if any) expressly set forth herein.  Nothing expressed or implied in this Amendment Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under any Loan Document from any of its obligations and liabilities thereunder, except to the extent (if any) expressly set forth herein. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby.

Section 5.4Reaffirmation. The Borrower as debtor, grantor, pledgor, assignor, or in other similar capacities in which the Borrower grants liens or security interests in its properties under the Loan Documents (as modified hereby), hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such documents to which it is a party, and, except to the extent expressly set forth herein, the Borrower hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to the Loan Documents as security for the Obligations, and confirms and agrees that, except to the extent (if any) expressly set forth herein, such liens and security interests hereafter secure all of the Obligations, including, without limitation, all Obligations hereafter arising or incurred pursuant to or in connection with this Amendment Agreement, the Credit Agreement or any other Loan Document.  The Borrower does not, and hereby covenant that it will not, contest that the Administrative Agent has and will continue to possess valid and perfected security interests in, and liens upon, all of the property as set forth in the Loan Documents (as modified hereby).

Section 5.5Successors and Assigns.  This Amendment Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of the Lenders and the Administrative Agent.

Section 5.6No Representations by Lenders or Administrative Agent.  The Borrower hereby acknowledges that, other than as set forth herein, it has not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent in entering into this Fourth Amendment Agreement.

Section 5.7Headings; Entire Agreement.  The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment Agreement.  This Amendment Agreement contains the entire understanding of the parties with regard to the subject matter contained herein.

Section 5.8Severability.  If any provision in or obligation of this Amendment Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 5.9Counterparts.  This Amendment Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Borrower and the Administrative Agent of written notification of such execution and authorization of delivery thereof. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

Section 5.10APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.  THE PROVISIONS OF SECTIONS 12.8, 12.11 AND 12.15 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED INTO THIS AMENDMENT AGREEMENT BY REFERENCE.

Section 5.11Electronic Signatures.  The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.12Direction to Collateral Agent, Collateral Administrator and Custodian. The Borrower, the Administrative Agent and each Lender constituting 100% of the Lenders hereby request, direct and consent to the Collateral Agent’s, the Collateral Administrator’s and the Custodian’s execution of this Amendment Agreement. In executing this Amendment Agreement, the Collateral Agent, the Collateral Administrator and the Custodian shall have the rights, protections, immunities and indemnities granted to them under the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed and delivered as of the date first above written.

Borrower:

ORCC FINANCING IV LLC,

as Borrower

By:

Name:

Title:

Agents:

SOCIÉTÉ GÉNÉRALE,

as Administrative Agent

By:

Name:

Title:

STATE STREET BANK AND TRUST COMPANY,

as Collateral Agent, Collateral Administrator and Custodian

By:

Name:

Title:

CORTLAND CAPITAL MARKET SERVICES LLC,

as Document Custodian

By:

Name:

Title:

Lenders:

GREAT AMERICAN INSURANCE COMPANY,

as a Lender

By:

Name:

Title:

GREAT AMERICAN LIFE INSURANCE COMPANY,

as a Lender

By:

Name:

Title:

SOCIÈTÈ GÈNÈRALE,

as a Lender

By:

Name:

Title:

TIAA, FSB,

as a Lender

By:

Name:

Title:

APPENDIX A

Amendments to Existing Credit Agreement